SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): January 6, 2000

                        IMAGING TECHNOLOGIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


Delaware                                0-12641                      33-0021693
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(State or Other Jurisdiction of    (Commission File Number)     (I.R.S. Employer
Incorporation)                                                  Identification
                                                                No.)

      15175 Innovation Drive
      San Diego, California                                            92128
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      (Address of Principal Executive Offices)                      (Zip Code)


(Registrant's telephone number, including area code):   (619) 613-1300


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.
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     On January 3, 2000, the registrant issued a press release,  a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Exhibit Number                      Description
--------------                      ------------
99.1                                Press release dated January 3, 2000 issued
                                    by the registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 6, 2000                   IMAGING TECHNOLOGIES CORPORATION


                                            By: /s/    Brian Bonar
                                                -------------------------------
                                                Name:  Brian Bonar
                                                Title: President and Chief
                                                       Executive Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                    Description
------                    -----------

99.1                      Imaging Technologies Corporation's press release dated
                          January 3, 2000.